UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 27, 2001
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                            BEACON POWER CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                000-31973                             04-3372365
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          (Commission file number)      (IRS Employer Identification Number)


          234 Ballardvale Street, Wilmington, Massachusetts 01887-1032
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 978-694-9121
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Item 5.  Other Events.
         ------------

         Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         Exhibit                      Exhibit Title
         -------                      -------------

         Exhibit 99                   Press Release dated March 27, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BEACON POWER CORPORATION
                                  Registrant



                                  By: /s/ James Spiezio
                                     -------------------------------------------
                                      James Spiezio
                                      Vice President of Finance and Chief
                                       Financial Officer

Dated:  March 27, 2001